UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): August 18, 2003




                           MTI TECHNOLOGY CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)


            Delaware                      0-23418               95-3601802
            --------                      -------               ----------
(State or Other Jurisdiction of   (Commission File Number)   (I.R.S. Employer
Incorporation or Organization)                               Identification No.)




                              14661 Franklin Avenue
                            Tustin, California 92780
                            ------------------------
               (Address of Principal Executive Offices) (Zip Code)


                            ------------------------
                 (Former Address, if changed since last report)


                                 (714) 481-7800
                                 --------------
              (Registrant's telephone number, including area code)


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Item 7. Financial Statements and Exhibits.

     (a)-(b) Not applicable.

     (c)  Exhibits.


      Exhibit         Description
       Number         -----------
      -------
       99.1           Press Release dated August 18, 2003, issued by MTI
                      Technology Corporation


Item 12. Results of Operations and Financial Condition.

         On August 18, 2003, MTI Technology Corporation issued a press release to report its financial results for the quarterly period ended July 5, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.

         The information included in this Current Report on Form 8-K, including
Exhibit 99.1, is furnished pursuant to Item 12 and such information, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                MTI TECHNOLOGY CORPORATION


Date: August 18, 2003                           /s/ Mark A. Franzen
                                                --------------------------------
                                                Mark A. Franzen
                                                Chief Financial Officer

                                Index to Exhibits


      Exhibit         Description
       Number         -----------
      -------
       99.1           Press Release dated August 18, 2003, issued by MTI
                      Technology Corporation




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